2017 Fourth Quarter Investor Presentation January 30, 2018 Exhibit 99.1

2 Cautionary Statement Regarding Forward-Looking Statements This presentation contains certain forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “targets,” “outlook,” “estimates,” “will,” “should,” “may” or words of similar meaning, but these words are not the exclusive means of identifying forward-looking statements. Forward-looking statements are based on management's current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. Factors that could cause actual results to differ materially include global political, economic, business, competitive, market, regulatory and other factors and risks, such as: the impact of macroeconomic conditions and whether industry trends we have identified develop as anticipated; retaining existing partners and attracting new partners, concentration of our revenue in a small number of Retail Card partners, promotion and support of our products by our partners, and financial performance of our partners; cyber-attacks or other security breaches; higher borrowing costs and adverse financial market conditions impacting our funding and liquidity, and any reduction in our credit ratings; our ability to securitize our loans, occurrence of an early amortization of our securitization facilities, loss of the right to service or subservice our securitized loans, and lower payment rates on our securitized loans; our ability to grow our deposits in the future; changes in market interest rates and the impact of any margin compression; effectiveness of our risk management processes and procedures, reliance on models which may be inaccurate or misinterpreted, our ability to manage our credit risk, the sufficiency of our allowance for loan losses and the accuracy of the assumptions or estimates used in preparing our financial statements; our ability to offset increases in our costs in retailer share arrangements; competition in the consumer finance industry; our concentration in the U.S. consumer credit market; our ability to successfully develop and commercialize new or enhanced products and services; our ability to realize the value of strategic investments; reductions in interchange fees; fraudulent activity; failure of third parties to provide various services that are important to our operations; disruptions in the operations of our computer systems and data centers; international risks and compliance and regulatory risks and costs associated with international operations; alleged infringement of intellectual property rights of others and our ability to protect our intellectual property; litigation and regulatory actions; damage to our reputation; our ability to attract, retain and motivate key officers and employees; tax legislation initiatives or challenges to our tax positions and state sales tax rules and regulations; a material indemnification obligation to GE under the tax sharing and separation agreement with GE if we cause the split-off from GE or certain preliminary transactions to fail to qualify for tax-free treatment or in the case of certain significant transfers of our stock following the split-off; regulation, supervision, examination and enforcement of our business by governmental authorities, the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the impact of the Consumer Financial Protection Bureau's regulation of our business; impact of capital adequacy rules and liquidity requirements; restrictions that limit our ability to pay dividends and repurchase our common stock, and restrictions that limit Synchrony Bank's ability to pay dividends to us; regulations relating to privacy, information security and data protection; use of third-party vendors and ongoing third-party business relationships; and failure to comply with anti-money laundering and anti-terrorism financing laws. For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this presentation and in our public filings, including under the heading “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as filed on February 23, 2017. You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties, or potentially inaccurate assumptions that could cause our current expectations or beliefs to change. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law. Non-GAAP Measures The information provided herein includes certain capital ratios, as well as certain financial measures that have been adjusted to exclude the effects from the Tax Cuts and Jobs Act of 2017 (the “Tax Act”), which are not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The reconciliations of such measures to the most directly comparable GAAP measures are included in the appendix of this presentation. We refer to “managed-basis” as presenting certain loan performance measures as if loans sold by us to our securitization trusts were never sold and derecognized in our GAAP financial statements. We believe it is useful to consider these performance measures on a managed-basis for 2009 when comparing to similar GAAP measures in later years since we serviced the securitized and owned loans, and related accounts, in the same manner without regard to ownership of the loans. The reconciliation of the managed-basis loan performance measures in this presentation to the comparable GAAP measures for the twelve months ended December 31, 2009 is included at the end of this presentation in “Appendix-Non-GAAP Reconciliations.” Disclaimers

3 Synchrony Financial Overview Strong Value Proposition for Partners and Consumers • Advanced data analytics and targeted marketing capabilities • Dedicated team members support partners to help maximize program effectiveness • Enhanced sales growth and additional economic benefits for partners • Access to instant credit, promotional financing, and rewards for customers Attractive Growth and Ample Opportunities • Strong receivables growth • Significant opportunity to leverage long-standing partnerships to increase penetration • Opportunity to attract new partners • Developing broad product suite to build a leading, full-scale online bank Strong Financial Profile and Operating Performance • Solid fundamentals with attractive returns • Strong capital and liquidity with diverse funding profile • Paid quarterly common stock dividend of $0.15 per share in 4Q17 and continued to execute $1.64 billion share repurchase program (through June 30, 2018) Leading Consumer Finance Business • Largest Private Label Credit Card (PLCC) provider in US(a) • A leader in financing for major consumer purchases and healthcare services • Long-standing and diverse partner base (a) Source: The Nilson Report (June 2017, Issue #1112) as measured by PLCC purchase volume and receivables, based on 2016 data. Robust Data and Technology Capabilities • Deep partner integration enables customized loyalty products across channels • Partner and cardholder focused mobile payments and e-commerce solutions • Leveraging digital, loyalty, and analytics capabilities to augment growth

Business Overview

Partner-Centric Business with Leading Sales Platforms

	Retail Card	Payment Solutions	CareCredit
	Private label credit cards, Dual Cards™, general purpose co-branded credit cards and small- and medium-sized business credit products	Promotional financing for major consumer purchases, offering private label credit cards & installment loans	Promotional financing to consumers for health and personal care procedures, products, and services
Interest and Fees on Loans[(a)]	$12,023	$2,181	$2,015
Loan Receivables[(b)]	$56	$17	$9

(a) Full year 2017, $ in millions.
(b) $ in billions, as of December 31, 2017.

synchrony FINANCIAL
5

Customized Credit Products

Retail Card

Private Label


LOWE'S advantage
123 4567 890123 4
VALUED CUSTOMER
5%

Retailer only acceptance

Dual Card™


Sam's Savings

Accepted at network locations

Co-Brand


CATHAY PACIFIC
4784 0123 4567 8901
VISA

Accepted at network locations

Affinity to retailer, provides customized benefits & features

- Cash back, discounts
- Credit events & promotions
- Reward/best customer programs


Credit Card
3-2-1 Save
Earn unlimited cash back.
3%
2%
1%


Your Amazon Prime Store Card Everyday Benefits
5% Back in rewards
5% Back in rewards
OR
Special Financing
6
12
24

Payment Solutions

Private Label


ETHAN ALLEN
PLATINUM

Retailer and private network acceptance

Big-ticket focus, offering promotional financing

- Home
- Furniture
- Electronics
- Auto
- Luxury
- Power sports


furniture & mattress
special 12 month financing available

CareCredit

Private Label


CareCredit

Accepted at provider network locations

Dual Card™


CareCredit

Accepted at network locations

Offering promotional financing, expanded card utility

- Dental
- Vision
- Cosmetic
- Veterinary



synchrony FINANCIAL
6

7 $19.7 $29.7 $37.9 $42.7 4Q14 4Q15 4Q16 4Q17 Fast-Growing Online Bank FDIC-Insured Deposit Products Certificates of Deposit IRA Money Market Accounts Competitive rates and superior service afforded by low cost structure of online bank Opportunity to further leverage synergies with cardholder base Money Market Accounts Savings Accounts Evaluating new product offerings - checking, debit, bill payment, small business deposit accounts Synchrony Bank IRA Certificates of Deposit Strong Direct Deposit Growth $ in billions

8 Long-Standing Partnerships (a) Existing partners as of December 31, 2017. (b) Excludes certain credit card portfolios that were sold, have not been renewed, or expired in 2018, which represent less than 1% of our total Retail Card interest and fees on loans for the year ended December 31, 2017. Does not reflect the announced PayPal extension which is expected to close in the third quarter of 2018. 20% Partners (b) 14% 21% 20192018 2021 1 44 2020 21% 2022 5 Length of Major Partner Relationships (Years) (a) Last Renewal 38 2014 24 2014 21 2014 19 2014 18 2013 18 2013 13 2017 10 2015 Contractual Expiration (a) % of 2017 Retail Card Interest and Fees on Loans (b) 5 2023 2 12% 11% 8 2024+ 1%<

9 1.0% 2.2% 3.9% 0.0% 7.0% 2.0% 11.7% 2.5% 8.8% 6.1% 9.2% 13.2% Mass Electronics Healthcare Apparel/Dept. Home Furniture $538 $288 $246 $209 $236 $88 2012-2016 Market Growth Rate 2012-2016 Synchrony Financial Purchase Volume Growth Rate 2016 Market Size ($ in billions) • Over 85 years of retail heritage • Significant scale across platforms • Robust data capture enables more customized offers • Analytics and data insights help drive growth • Joint executive management of programs—1,000+ SYF FTEs dedicated to drive partner sales • Collaboration with partners ensures sales teams are aligned with program goals • Economic benefits and incentives align goals and drive profitable program growth Deep Integration Drives 2-3x Market Growth Rate Sources for market data: Kantar Retail (2016 Mass & Apparel/Dept. market projections); IBIS World Research Group; CareCredit industry research; Joint Centers for Housing Studies, Harvard University; Consumer Electronics Association.

10 10 Retail Card Payment Solutions We attract partners who value our: • Experience & partnership—long history of improving sales, customer loyalty, and retention • Differentiated capabilities: - Marketing and analytics - Innovation - Mobile and online - Underwriting and lifecycle management - On-site dedicated teams We seek deals that: • Have an appropriate risk-reward profile • Enable us to own key program aspects: - Underwriting - Collections Attracting New Partners Track record of winning programs CareCredit 10

Robust Data, Analytics and Digital Capabilities

12 Proprietary Closed-Loop Network Advantages Customer Merchant Acquirer Network Issuer General Purpose Card and Co-Branded Cards Synchrony Financial Closed Loop Network for PLCC and Dual CardTM Citi Capital One Chase Date Merch. Channel Brand Cat./SKU $ 1/2/18 Department Store Partner In- Store DKNY Women’s Shoes 468XUTY $83.44 1/9/18 Department Store Partner Mobile Coach Women’s Handbags 229HHREO $212.17 Date Merch. Channel Brand Cat./SKU $ 1/2/18 Department Store Partner $83.44 1/9/18 Department Store Partner $212.17 Enables Valuable Data Capture and Eliminates Interchange Fees • Limited data can be collected by the card issuer when a General Purpose Credit Card or traditional co-branded card is used • When Synchrony Financial Private Label Credit Cards or Dual CardsTM are used in-store, the transaction runs on our network • Valuable incremental data capture occurs on transactions that run over the Synchrony Financial closed loop network - Brand or category - SKU-level data - Channel: in-store, online, or mobile • No interchange fees when Synchrony Financial Private Label Credit Cards or Dual CardsTM are used over our network *illustrative data

13 Prior After Launch Analytics at Synchrony Financial • Generic Offers • Mass Marketing • Portfolio Level Analytics SKU/Category Level Coverage Evolution of Analytics <50% Present and Future Past ~70% 2014 2017 • Provides the ability to analyze significantly more data than general purpose credit cards • Ability to analyze SKU, category and other important data has greatly expanded • Customized Offers • 1-on-1 Marketing • Customer/Channel/Store Level Analytics • Customer 360° View • 170+ Dedicated Analytics Professionals • Big Data Platform

14 Innovative Digital Capabilities Expanding Online and Mobile Capabilities Expanding Digital Capabilities • Investing in enhanced user experience • Mobile applications deliver customized features including rewards, retail offers and alerts • Developed SyPi, a mobile platform that can be rapidly integrated across retailers and wallets • Significant experience with online retailers Wallet-Agnostic Mobile Payments Strategy— Offering Choice to Retail Partners and Consumers Benefits to Synchrony Financial and Our Customers • Preserving unique benefits and value propositions • Synchrony Financial continuing to capture valuable customer data on our network • Developing proprietary solutions like Digital Card Consumer • Investing in enhanced user experience: - Customized offers - Quickscreen - Auto pre-fill • Mobile applications deliver customized features including rewards, retail offers and alerts Small Business • Enhance user experience and features: - Project-level invoicing and billing - Invoice search - Simplified payments Synchrony Bank • Upgraded digital banking platform; including Remote Deposit Capture • Responsive design allows customers to access account via any device

Performance & Strategic Priorities

16 4Q17 Highlights • $385 million Net Earnings, $0.49 diluted EPS; $545 million Adjusted Net Earnings & $0.70 Adjusted diluted EPS • Strong growth metrics ‒ Loan Receivables up 7% ‒ Net Interest Income up 8% ‒ Purchase Volume up 3% ‒ Average Active Accounts up 4% • Net Charge-Offs 5.78% compared to 4.65% in the prior year • Provision for Loan Losses up 26% primarily driven by credit normalization • Efficiency Ratio 30.3% compared to 31.6% in the prior year • Deposits up $4.5 billion compared to prior year, comprising 73% of funding • Strong Capital and Liquidity ‒ 16.0% CET1 & $15.1 billion Liquid Assets • Paid quarterly dividend of $0.15 per share and repurchased $430 million of common stock (a) Adjusted net earnings and Adjusted diluted EPS are non-GAAP measures. These measures represent the corresponding GAAP measure, adjusted to exclude the effects to Provision for income taxes in the quarter ended December 31, 2017, resulting from the Tax Act. (b) CET1 % calculated under the Basel III transitional guidelines. (b) • Renewed key relationships • Significantly expanded our strategic credit relationship to become the exclusive issuer of the U.S. PayPal Credit financing program (a) Financial Highlights Business Highlights

2017 Performance

Financial Performance

	2017 Outlook	2017 Actual
Loan Receivables Growth	7% - 9%	7%
Net Interest Margin	15.75% – 16.00%	16.35%
RSAs/Average Receivables	4.4% – 4.5%	3.9%
Net Charge-off Rate	Low 5% Range [(a)]	5.37%
Efficiency Ratio	~ 32.0%	30.3%
ROA	2.5%+	2.3% [(b)]

Business Highlights

- Renewed more than 15 key relationships and won more than 20 new deals
- Announced agreement to significantly expand strategic consumer relationship with PayPal, making PayPal a top 5 partner upon transaction closing; extends reach into rapidly growing digital payments channel
- Launched CareCredit Dual Card™
- Launched Synchrony Car Care & HOME networks
- Acquired Citi Health Card portfolio
- Increased card utility and usage: Reuse rate in Payment Solutions was 29% and 54% in CareCredit [(c)]
- Acquired GPShopper
- Developed and launched leading digital capabilities: Launched SyPi—10 partners now using the app plug-in
- Advanced capabilities: marketing, analytics and loyalty; continued to invest in 'next generation' data environment
- Strong Deposits growth: direct deposits increased 13% over the past year, overall deposits now comprise 73% of total funding
- Improved capital deployment through strong growth and higher dividends and share buybacks

(a) 2017 outlook updated July 21, 2017 and included in Company's Form 8-K filing for Monthly Charge-Off and Delinquency Statistics filed on November 15, 2017
(b) 2017 ROA excluding the tax law change; represents Adjusted net earnings as a percentage of average total assets, refer to Non-GAAP reconciliation page in appendix. For 2017 ROA, refer to slide 23
(c) 4Q17

17

Peer Comparison: 4Q17

Significant Growth

Purchase Volume Growth[a]


15.4%
8.8%
7.9%
3.4%
COF
DFS
AXP
SYF

Loan Receivables Growth[d]


10.0%
9.4%
8.4%
7.3%
AXP
DFS
COF
SYF

Strong Margins

Risk-Adjusted Yield[b]


15.7%
10.0%
10.0%
9.8%
SYF
AXP
COF
DFS

Efficiency Ratio[a]


30.3%
39.6%
46.4%
63.2%
SYF
DFS
COF
AXP

Strong Balance Sheet

CET1 Ratio[c]


15.8%
11.6%
10.2%
8.8%
SYF
DFS
COF
AXP

Liquidity % of Assets[e]


19.9%
16.8%
14.9%
14.1%
AXP
SYF
DFS
COF

(a) Segment data for AXP-U.S Consumer Services and COF-Domestic Card. Other data-total company level.
(b) SYF yield calculated as loan receivable yield less net charge-off rate. AXP yield calculated as total card member loan yield less net charge-off rate on card member loans (ex-HFS). Other peer information calculated as credit card yield less net charge-off rate on credit cards.
(c) CET1 ratios are on an estimated, fully phased-in basis. See non-GAAP reconciliation in appendix.
(d) Segment data for AXP-U.S Consumer Services (ex-HFS), COF-Domestic Card, and DFS-Credit Card. SYF-total company level.
(e) For AXP, DFS, and SYF calculated as: (cash and cash equivalents + investment securities) / total assets. COF calculated as: (cash and cash equivalents + AFS securities) / total assets.

Sources: Company filings and SNL.
Purchase volume and loan receivables growth are 4Q17 vs. 4Q16.

18

19 1% 22% 38% 39% 19% 11% 9% 8% 7% 7% 7% 8% 20% 18% 20% 20% 20% 20% 20% 18% 28% 32% 35% 36% 37% 37% 38% 37% 33% 39% 36% 36% 36% 36% 35% 37% • Synchrony Financial controls underwriting and credit line decisions • Focus on stronger underwriting has led to higher quality portfolio - 74% of loan receivables have FICO > 660 Stronger Portfolio Consumer FICO (a) (a) Based on most recent FICO scores available for our customers in each period, weighted by balance, as a % of period-end receivables. If FICO score was not available credit bureau based scores were mapped to a FICO equivalent. If neither score was available, the account was excluded. 601-660 2008 4Q17 ≤ 600≤ 600 601-660 661-720 721+ At origination Disciplined Underwriting FICO, consumer accounts opened since beginning of 2010 Focus on Higher Quality Asset Base 4Q164Q154Q144Q134Q124Q11 661-720 721+

20 Net Charge-Off Ratio Risk-Adjusted Yield (a) Peers include: AXP U.S. Card Services prior to 2014 and AXP U.S. Consumer Services starting in 2014, BAC U.S. Credit Card, C Citi- Branded Cards North America, COF Domestic Card, DFS Credit Card, JPM Credit Card, and WFC Consumer Credit Card. SYF – total company level. (b) Peers include: AXP U.S. Card Services prior to 2014 and AXP U.S. Consumer Services starting in 2014, BAC U.S. Credit Card, C Citi- Branded Cards North America, COF Domestic Card, DFS Credit Card, and WFC Consumer Credit Card. SYF – total company level. SYF yield calculated as loan receivable yield less net charge-off rate. Peer information calculated as credit card yield less net charge-off rate on credit cards. Citi-Branded Card yield calculated as average quarterly yield less net charge-off rate on credit cards (average quarterly net charge-off rate). (c) Data on a managed-basis for 2009. See non-GAAP reconciliation in appendix. (a,c) (b,c) • Net charge-off performance was generally consistent with general purpose card issuers during the financial crisis • Risk-adjusted yield outperformed general purpose card issuers by >700 bps through the financial crisis • Risk-adjusted yield outperformance has improved post-crisis to ~800 bps Delivered Strong Risk-Adjusted Returns Historical Net Charge-Offs & Risk-Adjusted Yield Sources: Company filings. Risk-adjusted yield involved calculations by SYF based upon company filings. 0% 2% 4% 6% 8% 10% 12% 2009 2010 2011 2012 2013 2014 2015 2016 N et C ha rg e- of f R at io SYF Bank Card Average 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 2009 2010 2011 2012 2013 2014 2015 2016 R is k- A dj us te d Yi el d SYF Bank Card Average

Retailer Share Arrangements (RSA)

Provides a countercyclical buffer in stressed environments: 2013-2017 RSAs were **4.3%** of average loan receivables[(a)]
2009 RSAs were **1.6%** of average loan receivables[(b)]

Shared Components

Program Revenue
- Interest Income
- Fee Income
- Interchange Fees

Program Expenses
- Interest Expense
- Provision for Loan Losses
- Loyalty Expense
- Operating Expenses

Illustrative Examples



Operating Environment
Program Return
SYF Share of Return
Retailer Share of Return
Total Program Return Allocation
Normal
4.0%
2.5%
1.5%
Total Program Return
50%
50%
100%
1.25%
2.75%
SYF – 69% of Program Return
Lower Program Performance
2.5%
1.0%
1.5%
Total Program Return
50%
50%
100%
0.50%
2.00%
SYF – 80% of Program Return

(a) RSA as a percentage of average loan receivables averaged over the five year period.
(b) Loan receivables on a managed-basis in 2009. See non-GAAP reconciliation in appendix.

synchrony FINANCIAL

21

22 Diverse Funding Sources and Strong Liquidity Deposits Securitized Debt Unsecured Debt 4Q17 Long-term target 11% 73% 16% 10%-15% 70%-75% 15%-20% Diverse Funding Sources % of liabilities excluding non-debt liabilities Strong Liquidity Profile $ in billions $21.1 Liquid assets Undrawn Credit Facilities $6.0 $15.1 • Diverse and stable funding sources • Fast-growing direct deposit platform to support growth • Positioned slightly asset sensitive 4Q17

23 Strong Position Relative to Peers Strong Capital Profile Peers include AXP, DFS, and COF. (a) CET1 ratios are on an estimated, fully phased-in basis. See non-GAAP reconciliation in appendix. (b) Subject to board and regulatory approval. Sources: Company filings and SNL. 2.1% 1.5% SYF Peer Average ROA – 2017 15.8% 10.2% SYF Peer Average CET1 Ratio – 4Q17(a) • Current level of capital well above peers • Generating solid relative earnings power • Significant capital return opportunity over the long-term(b) Capital Deployment Priorities 1. Organic growth 2. Program acquisitions 3. Dividends 4. Share buybacks 5. M&A opportunities

24 20% 22% 25% 43% 75% 84% 0% 20% 40% 60% 80% 100% 120% 2016 SYF Capital Plan 2017 SYF Capital Plan Peer Capital Plan Average Dividends Buybacks Capital Deployment (a) 2016 SYF Capital Plan is for illustrative purposes only. It incorporates the 7/7/16 capital plan announcement of $0.13/share quarterly dividend and $952 million buyback over the prior four quarters of net earnings ending 2Q16. (b) 2017 SYF Capital Plan is for illustrative purposes only. It incorporates the 5/18/17 capital plan announcement of $0.15/share quarterly dividend and $1.64 billion buyback over the prior four quarters of net earnings ending 2Q17. (c) Data captures announced capital plans over the prior four quarters of earnings ending 2Q17. Peers include AXP, COF, and DFS. (d) Allocation for growth is estimated by applying 2Q16 CET1 Ratio (fully phased-in basis) to the 2017 period-end loan receivables growth rate of 7% over the prior four quarters of net earnings ending 2Q17. Sources: Company filings and SNL. Capital Payout Distribution • Improved capital payout distribution, with stronger buyback weighting ‒ Assuming loan receivables growth of 7%, an additional ~40% of capital would be consumed(d) • Opportunity to enhance components of capital return (b) (c) 63% 97% 109% (a)

25 Strategic Priorities Grow our business through our three sales platforms • Grow existing retailer penetration • Continue to innovate and provide robust cardholder value propositions • Add new partners and programs with attractive risk and return profiles Invest in ‘Next Generation’ data, analytics and digital capabilities • Continue to expand the use of advanced analytics to leverage SKU level data to drive sales and customer loyalty • Further develop a frictionless mobile & digitized environment through the use of customer journey insights • Leverage unstructured data and machine learning to drive an even higher level of customer engagement Position business for long-term growth • Explore opportunities to expand the core business (e.g., small business and proprietary networks) • Continue to grow Synchrony Bank — enhance offerings to increase loyalty, diversify funding and drive profitability • Investment in core infrastructure to drive scale, efficiency and agility Operate with a strong balance sheet and financial profile • Maintain strong capital and liquidity • Deliver earnings growth at attractive returns Leverage strong capital position • Organic growth, program acquisitions, and start-up opportunities • Continue capital plan execution through dividends and share repurchase program, subject to Board and regulatory approvals • Invest in capability-enhancing technologies and businesses

Appendix

27 Non-GAAP Reconciliation We present certain capital ratios. Our Basel III Tier 1 common ratio, calculated on a fully phased-in basis, is an estimate reflecting management’s interpretation of the final Basel III capital rules adopted in July 2013 by the Federal Reserve Board, which have not been fully implemented, and our estimate and interpretations are subject to, among other things, ongoing regulatory review and implementation guidance. This ratio is not required by regulators to be disclosed at December 31, 2017, and therefore is considered a non-GAAP measure. We believe this capital ratio is a useful measure to investors because it is widely used by analysts and regulators to assess the capital position of financial services companies, although this ratio may not be comparable to similarly titled measures reported by other companies. We also present certain financial measures that have been adjusted to exclude the effects from the Tax Cuts and Jobs Act of 2017 (the “Tax Act”). We have adjusted net earnings and earnings per share to show these measures excluding additional tax expense incurred in the quarterly period ended December 31, 2017 related to the impact from the Tax Act. The additional tax expense was primarily due to the Tax Act’s reduction in the corporate tax rate that resulted in a remeasurement of our net deferred tax asset. We also present return on assets, adjusted to include Adjusted net earnings as the numerator for this ratio. We believe these measures help investors understand the impact of this recent law change on our reported results.

Non-GAAP Reconciliation

The following table sets forth a reconciliation of non-GAAP measures included in this presentation to the comparable GAAP component at, and for the periods ended, December 31, 2017.

	$ in millions Quarter Ended December 31, 2017	$ in millions Twelve Months Ended December 31, 2017
COMMON EQUITY MEASURES		
GAAP Total common equity	$14,234	
Less: Goodwill	(991)	
Less: Intangible assets, net	(749)	
Tangible common equity	**$12,494**	
Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	254	
Basel III – Common equity Tier 1 (fully phased-in)	**$12,748**	
Adjustments related to capital components during transition	142	
Basel III – Common equity Tier 1 (transition)	**$12,890**	
Risk-weighted assets – Basel III (fully phased-in)	**$80,526**	
Risk-weighted assets – Basel III (transition)	**$80,669**	
ADJUSTED NET EARNINGS		
GAAP net earnings	$385	$1,935
Adjustment for tax law change	160	160
Adjusted net earnings	**$545**	**$2,095**
ADJUSTED DILUTED EPS		
GAAP diluted EPS	$0.49	$2.42
Adjustment for tax law change	0.21	0.20
Adjusted diluted EPS	**$0.70**	**$2.62**

synchrony FINANCIAL

28

29 Non-GAAP Reconciliation The following table sets forth a reconciliation between GAAP results and non-GAAP managed-basis results for 2009. Net charge-offs as a % of average loan receivables, including held for sale: GAAP 11.3% Securitization adjustments (0.6)% Managed-basis 10.7% Interest and fees on loans as a % of average loan receivables, including held for sale: GAAP 19.7% Securitization adjustments 0.8% Managed-basis 20.5% Retailer share arrangements as a % of average loan receivables, including held for sale: GAAP 3.4% Securitization adjustments (1.8)% Managed-basis 1.6% Risk-adjusted yield(a): GAAP 8.4% Securitization adjustments 1.4% Managed-basis 9.8% Twelve months ended December 31, 2009 (a) Risk-adjusted yield is equal to interest and fees on loans as a % of average loan receivables less net charge-offs as a % of average loan receivables.